                              ------------------
 ----------------------------------------------------------------------------

                      PaineWebber Tax-Managed Equity Fund
             1285 Avenue of the Americas, New York, New York 10019
 Prospectus -- October 4, 1998 (as revised October 23, 1998 and April 1, 1999)
--------------------------------------------------------------------------------

The Fund is designed for long-term investors who seek to maximize after-tax to-tal return by investing primarily in a diversified portfolio of equity securi-ties believed by Mitchell Hutchins to have the potential for above-average earnings growth with reasonable valuations. The Fund is newly organized and has no operating history.

This Prospectus concisely sets forth information that an investor should know about the Fund before investing. Please read this Prospectus carefully and re-tain a copy for future reference.

A Statement of Additional Information dated October 4, 1998 (as revised October 23, 1998) has been filed with the Securities and Exchange Commission ("SEC" or "Commission") and is legally part of this Prospectus. The Statement of Addi-tional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive, PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

--------------------------------------------------------------------------------

THE PAINEWEBBER FAMILY OF MUTUAL FUNDS

The PaineWebber Family of Mutual Funds consists of seven broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Fund offered by this Prospectus is in the Stock Funds category.


 . Asset Allocation Funds    . Global Funds for long-term growth by investing
  for high total return       mainly in foreign stocks or high current income
  by investing in stocks      by investing mainly in global debt instruments.
  and bonds.
                            . Money Market Fund for income and stability by
 . Stock Funds for long-       investing in high-quality, short-term
  term growth by              investments.
  investing mainly in
  stocks.                   . Funds of Funds for either long-term growth of
                              capital; total return; or income and,
 . Bond Funds for income       secondarily, growth of capital by investing in
  by investing mainly in      other PaineWebber mutual funds.
  bonds.

 . Tax-Free Bond Funds for
  income exempt from
  federal income tax and,
  in some cases, state
  and local income taxes,
  by investing in
  municipal bonds.

A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.
--------------------------------------------------------------------------------

Investors should rely only on the information contained or referred to in this Prospectus. The Fund and its distributor have not authorized anyone to provide investors with information that is different. The Prospectus is not an offer to sell shares of the Fund in any jurisdiction where the Fund or its distributor may not lawfully sell those shares.

    THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
      SECURITIES AND  EXCHANGE COMMISSION NOR HAS THE  COMMISSION PASSED
         UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS PROSPECTUS.  ANY
           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ---------

                               Prospectus Page 1

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                              -------------------
                      PaineWebber Tax-Managed Equity Fund


                               Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
The Fund at a Glance.......................................................   3
Expense Table..............................................................   5
Investment Objective & Policies............................................   7
Investment Philosophy & Process............................................   7
Performance................................................................   8
The Fund's Investments.....................................................   8
Flexible PricingSM.........................................................  11
How to Buy Shares..........................................................  14
How to Sell Shares.........................................................  16
Other Services.............................................................  16
Management.................................................................  17
Determining the Shares' Net Asset Value....................................  19
Dividends & Taxes..........................................................  19
General Information........................................................  21

                                  ----------

                               Prospectus Page 2

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                              -------------------
                      PaineWebber Tax-Managed Equity Fund

                             The Fund at a Glance
-------------------------------------------------------------------------------

The Fund offered by this Prospectus is not intended to provide a complete investment program, but may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in this Fund are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Fund will achieve its goal.

Goal: To maximize the after-tax value of your investment by investing primarily in equity securities believed to have potential for above-average earnings growth with reasonable valuations.

Investment Objective: Maximize after-tax total return.

Risks: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests primarily in equity securities, its price will rise and fall. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which involves more risk than investing in the securities of U.S. companies. The Fund may use derivatives, such as options and futures, which may involve special risks. The Fund may also invest up to 10% of its total assets in high yield, high risk convertible bonds, which are considered predominantly speculative and may involve major risk exposure to adverse conditions. Investors may lose money by investing in the Fund; the investment is not guaranteed. Mitchell Hutchins expects to minimize taxes on realized capital gains in part by maintaining relatively low portfolio turnover and by generally minimizing short-term capital gains. Notwithstanding the Fund's use of tax management strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. Investors may realize capital gains when they sell their shares.

MANAGEMENT

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser and administrator of the Fund.

MINIMUM INVESTMENT

To open an account, investors need $1,000; to add to an account, investors need only $100.

WHO SHOULD INVEST

The Fund is designed for investors seeking to maximize after-tax total return by investing primarily in equity securities believed to have potential for above-average earnings growth with reasonable valuations. In addition, the Fund can invest in high yield, high risk convertible bonds. These investments offer the potential for greater returns, but also entail a substantial degree of volatility and risk. Accordingly, the Fund is designed for investors who are able to bear the risks that come with investments in the stocks and bonds of such companies.

Tax-exempt institutions or investors funding qualified retirement plans or individual retirement accounts ("IRAs") will not benefit from the Fund's tax-management strategies. These investors are not subject to tax on their income and, therefore, are generally not required to pay taxes on fund distributions.

HOW TO PURCHASE SHARES OF THE FUND

Shares of the Fund will be offered during an initial subscription period currently scheduled to end on December 11, 1998. The Fund expects to commence investment operations shortly thereafter.

Investors may select among these classes of shares:

Class A Shares

The price is the net asset value plus the initial sales charge; the maximum sales charge is 4.5% of the public offering price. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares.

Class B Shares

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As

                                  ----------

                               Prospectus Page 3

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                              -------------------
                      PaineWebber Tax-Managed Equity Fund

                             The Fund at a Glance
                                  (Continued)
-------------------------------------------------------------------------------

a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This is called a "contingent deferred sales charge" and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

Class C Shares

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.

Class Y Shares

Class Y shares are offered only to limited groups of investors. The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a contingent deferred sales charge when they sell Class Y shares. Class Y shares have lower ongoing expenses than any other class of shares.

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                               Prospectus Page 4

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                              -------------------
                      PaineWebber Tax-Managed Equity Fund

                                 Expense Table
-------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Fund. Because the Fund has no operating history, "Other Expenses" have been estimated for the first year of operations.

                                                 Class A Class B Class C Class Y
                                                 ------- ------- ------- -------
Shareholder Transaction Expenses
Maximum Sales Charge on Purchases of Shares (as
 a % of offering price)........................   4.50%   None    None    None
Sales Charge on Reinvested Dividends (as a % of
 offering price)...............................   None    None    None    None
Maximum Contingent Deferred Sales Charge (as a
 % of offering price or net asset value at the
 time of sale, whichever is less)..............   None       5%      1%   None
Exchange Fee...................................   None    None    None    None
Annual Fund Operating Expenses (as a % of
 average net assets)
Management Fees................................   0.75%   0.75%   0.75%   0.75%
12b-1 Fees.....................................   0.25    1.00    1.00    None
Other Expenses.................................   0.62    0.62    0.62    0.62
                                                  ----    ----    ----    ----
Total Operating Expenses.......................   1.62%   2.37%   2.37%   1.37%
                                                  ====    ====    ====    ====

 Class A shares: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge; however, if an investor sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale, whichever is less, is imposed.
 Class B shares: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.
 Class C shares: If a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale, whichever is less, is imposed.
 Class Y shares: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber Mutual Funds ("PW Programs"), when Class Y shares are purchased through that PW Program. Participation in a PW Program is subject to an advisory fee at the effective maximum annual rate of no more than 1.5% of assets held through that PW Program. This account charge is not included in the table because investors who are not PW Program participants also are permitted to purchase Class Y shares.

12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                                 Class A Class B Class C Class Y
                                                 ------- ------- ------- -------
12b-1 service fees..............................  0.25%   0.25%   0.25%   None
12b-1 distribution fees.........................  None    0.75    0.75    None

For more information, see "Management" and "Flexible PricingSM."

                                  ----------

                               Prospectus Page 5

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                              -------------------
                      PaineWebber Tax-Managed Equity Fund

                                 Expense Table
                                  (Continued)
-------------------------------------------------------------------------------


Examples of Effect of Fund Expenses

The following examples should assist investors in understanding various costs and expenses incurred as shareholders of the Fund. The assumed 5% annual return shown in the example is required by regulations of the SEC applicable to all mutual funds. These examples should not be considered to be representations of past or future expenses. Actual expenses of the Fund may be more or less than those shown.

An investor would, directly or indirectly, pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

Examples                                                          1 Year 3 Years
--------                                                          ------ -------
Class A..........................................................  $61     $90
Class B (Assuming sale of all shares at end of period)...........  $74    $100
Class B (Assuming no sale of shares).............................  $24     $70
Class C (Assuming sale of all shares at end of period)...........  $34     $70
Class C (Assuming no sale of shares).............................  $24     $70
Class Y..........................................................  $14     $40

 Assumptions Made in the Examples

 . All classes: Reinvestment of all dividends and other distributions;
   percentage amounts listed under "Annual Fund Operating Expenses" remain the same for years shown.
 . Class A shares: Deduction of the maximum 4.5% initial sales charge at the time of purchase.
 . Class B shares: Deduction of the maximum applicable contingent deferred sales charge at the time of redemption, which declines over a period of six years.
 . Class C shares: Deduction of a 1% contingent deferred sales charge for sales of shares within one year of purchase.

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                               Prospectus Page 6

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                              -------------------
                      PaineWebber Tax-Managed Equity Fund


                        Investment Objective & Policies
-------------------------------------------------------------------------------

The Fund's investment objective may not be changed without shareholder approval. Its other investment policies, except where noted, are not fundamental and may be changed by the Fund's board.

The Fund's investment objective is to maximize after- tax total return. The Fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities believed by Mitchell Hutchins to have the potential for above-average earnings growth with reasonable valuations. The Fund seeks to invest substantially all of its assets in equity securities and, except under unusual market conditions, invests at least 65% of its total assets in these securities. Up to 25% of the Fund's total assets may be invested in U.S. dollar-denominated equity securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. Up to 10% of the Fund's total assets may be invested in convertible bonds that are rated below investment grade.

-------------------------------------------------------------------------------

                        Investment Philosophy & Process
-------------------------------------------------------------------------------

Mitchell Hutchins manages the Fund to maximize after-tax returns by minimizing the taxes that the Fund's shareholders would incur in connection with the Fund's realized capital gains. Mitchell Hutchins expects to minimize taxes on realized capital gains in part by maintaining relatively low portfolio turnover and by generally minimizing short-term capital gains. Mitchell Hutchins expects to invest the Fund's assets primarily in equity securities that combine potential for above-average earnings growth with reasonable valuations and expects that the Fund will hold the securities for a period of years. If Mitchell Hutchins decides to sell a particular appreciated security, under normal conditions the share lots selected for sale will be those with holding periods that qualify for long-term capital gains treatment and, among those, the share lots with the highest cost basis. When Mitchell Hutchins believes it prudent to do so, it may sell securities to realize capital losses that then can be used to offset realized capital gains.

In selecting securities for the Fund, Mitchell Hutchins follows a disciplined investment process that relies on a tax-advantaged valuation model. The model will screen a universe of companies to identify companies believed to have potential for above-average earnings growth. The model ranks these companies using a combination of measures of valuation, earnings, price momentum, profitability and low financial leverage. Generally, the model includes companies having market capitalizations in excess of $1 billion.

Mitchell Hutchins will consider the reasonableness of the valuations of individual securities by determining the relative valuation of the security compared to the U.S. equity markets or other individual securities. In doing so, Mitchell Hutchins may evaluate a number of factors, which may include the price of the security, expected revenues or earnings, cash flow, return on equity, projected dividends, company history, industry forecasts and economic forecasts.

Mitchell Hutchins then applies traditional fundamental analysis to securities that rank in the model's top 20%. Members of the Mitchell Hutchins equity research team may speak to the management of these companies, as well as those of their competitors. Mitchell Hutchins may make changes to the model over time. Mitchell Hutchins seeks to identify securities that the Fund, under normal circumstances, may hold for four to five years.


                                  ----------

                               Prospectus Page 7

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                              -------------------
                      PaineWebber Tax-Managed Equity Fund


                                  Performance
-------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized returns show the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized returns. Standardized returns for Class A shares of the Fund reflect deduction of the Fund's maximum initial sales charge of 4.5% at the time of purchase, and standardized returns for the Class B and Class C shares of the Fund reflect deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Fund or class has been in existence for a shorter period. If so, returns will be shown for the period since inception. Total return calculations assume reinvestment of dividends and other distributions.

The Fund may use other total return presentations in conjunction with standardized returns. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Fund will fluctuate. The amount investors receive when selling shares may be more or less than what they paid.

-------------------------------------------------------------------------------

                            The Fund's Investments

-------------------------------------------------------------------------------

Equity Securities include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock.

Convertible Securities may include debentures, notes and preferred equity securities, which are convertible into common stock. Bonds (including notes and debentures) are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

RISKS

Under normal circumstances, the Fund invests primarily in equity securities. Following is a discussion of the risks of an investment in the Fund:

Equity Securities. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the Fund may experience a substantial or complete loss on an individual equity investment.

Risks of Tax Management Strategies. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. While the Fund may use a number of strategies to avoid having to recognize large capital gains or to reduce the Fund's exposure to price declines in these securities without selling them, these strategies may not be successful or may not be fully successful.

Notwithstanding the Fund's use of tax management strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors who purchase Fund shares when

                                  ----------

                               Prospectus Page 8

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                              -------------------
                      PaineWebber Tax-Managed Equity Fund

the Fund has large accumulated capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. State or federal tax laws or regulations may be amended at any time, including adverse changes to applicable tax rates or capital gains holding periods.

Foreign Securities. The Fund may invest a portion of its assets in U.S. dollar-denominated securities of foreign companies that are traded on recognized U.S. exchanges or in the U.S. OTC market. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

Convertible Securities. Convertible securities are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of the Fund's investments in convertible securities. Long-term convertible securities are generally more sensitive to interest rate changes than short-term bonds. Credit risk is the risk that the issuer or a guarantor may be unable or unwilling to pay interest or repay principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

Non-Investment Grade (Lower-Rated) Convertible Securities. The Fund may invest up to 10% of its total assets in non-investment grade convertible securities rated as low as B by Standard & Poor's, a division of The McGraw Hill Companies, or Moody's Investors Service, Inc. or comparably rated by another ratings agency. Such securities are deemed by the ratings agencies to be predominantly speculative regarding the issuer's ability to pay principal and interest and may involve major risk exposure to adverse economic conditions. They are also known as "junk bonds." Lower-rated securities are frequently unsecured by collateral and will not receive payment until more senior claims are paid in full. The market for lower-rated securities is thinner and less active, which may limit the Fund's ability to sell such securities at a fair value in response to changes in the economy or financial markets.

Derivatives. Some of the instruments in which the Fund may invest may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts and similar instruments. There is only limited consensus as to what constitutes a "derivative" security. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins takes these risks into account in its management of the Fund.

Counterparties. The Fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Mitchell Hutchins, subject to the supervision of the Fund's board, monitors and evaluates the creditworthiness of the parties with which the Fund does business.

Year 2000 Risk. Like other mutual funds and other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

Similarly, the companies in which the Fund invests and trading systems used by the Fund could be adversely affected by the Year 2000 Issue. The ability of a company or trading system to respond successfully to the Year 2000 Issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact.

INVESTMENT TECHNIQUES AND STRATEGIES

Strategies Using Derivatives. The Fund may use derivatives, such as options (on securities, futures contracts and stock indices) and futures contracts (on stock indices and interest rates) as tax management strategies to protect against price declines in security holdings that have developed large accumulated capital gains. The Fund may employ tax-advantaged techniques using derivatives including, but not limited to, the purchase of put options

                                  ----------

                               Prospectus Page 9

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                              -------------------
                      PaineWebber Tax-Managed Equity Fund

on securities held, equity collars (combining the purchase of a put option and the sale of a call option), equity swaps, and the sale of stock index futures contracts. Using these techniques rather than selling these securities may reduce exposure to price declines in certain securities without realizing substantial capital gains under current tax law. The ability to use certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities generally is limited to circumstances in which the hedging transaction is closed out no later than 30 days after the end of the taxable year and the underlying appreciated securities position is held unhedged for at least the next 60 days after the hedging transaction is closed.

The Fund may also use derivatives to reduce the overall risk of its investments ("hedge"), to reduce the risk of adverse price movements in the securities to be purchased by the Fund while investing cash received from investor purchases of Fund shares, to facilitate trading, to reduce transaction costs, or to enhance return. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. The Statement of Additional Information for the Fund contains further information on these strategies.

The Fund might not use any of these derivatives or strategies, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in using a strategy, the Fund may have lower net income and a net loss on the investment. Each strategy involves certain risks, which include:

 . the fact that the skills needed to use derivatives are different from those needed to select securities for the Fund,

 . the possibility of imperfect correlation, or even no correlation, between price movements of derivatives and price movements of the securities being hedged,

 . possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities, and

 . the possibility that the Fund is unable to close out or liquidate its position in derivatives.

Lending Portfolio Securities. The Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets. Lending securities enables the Fund to earn additional income but could result in a loss or delay in recovering these securities.

Portfolio Turnover. The Fund will be managed to minimize portfolio turnover. Under normal market conditions, the Fund's targeted portfolio turnover rate will be approximately 20%, but will not exceed 30% during its first year of operations.

Cash Management; Temporary and Defensive Positions. The Fund may use derivatives to provide liquidity for anticipated sales of its shares by shareholders, for Fund operating expenses and to manage cash flows into the Fund pending investment in securities. The Fund may also commit up to 35% of its total assets to cash or investment grade U.S. money market instruments, including repurchase agreements, for liquidity purposes, or pending investment in other securities or to reinvest collateral from securities lending. When Mitchell Hutchins believes that unusual market or economic circumstances warrant a defensive posture, the Fund may temporarily commit all or any portion of its assets to cash or investment grade U.S. money market instruments, including repurchase agreements.

Repurchase agreements are transactions in which the Fund purchases obligations from a bank or securities dealer or its affiliates and simultaneously commits to resell the obligations to that counterparty, usually no more than seven days after purchase. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. These include certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Fund does not consider securities that are eligible for resale pursuant to SEC Rule 144A to be illiquid securities if Mitchell Hutchins has determined such securities to be liquid, based upon the trading markets for the securities under procedures approved by the board. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of calculating its net asset value.

Other Information. The Fund may purchase securities on a when-issued basis or may purchase or

                                  ----------

                              Prospectus Page 10

-------------------------------------------------------------------------------
                              -------------------
                      PaineWebber Tax-Managed Equity Fund


sell securities for delayed delivery. The Fund generally would not pay for such securities or start earning interest on them until they are delivered, but it would immediately assume the risks of ownership, including the risk of price fluctuation.

The Fund may borrow money for temporary or emergency purposes but not in excess of 33 1/3% of its total assets, including reverse repurchase agreements up to an aggregate value of 5% of its net assets. The Fund may sell short "against the box."

-------------------------------------------------------------------------------

                              Flexible PricingSM
-------------------------------------------------------------------------------

The Fund offers through this Prospectus four classes of shares that differ in terms of sales charges and expenses. An eligible investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment.

CLASS A SHARES

How Price is Calculated: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Fund's transfer agent ("Transfer Agent") receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than those of Class B and Class C shares. Class A shares sales charges are calculated as follows:

                           Sales Charge as a Percentage of:  Discount to Selected
                          ---------------------------------- Dealers as Percentage
Amount of Investment      Offering Price Net Amount Invested   of Offering Price
--------------------      -------------- ------------------- ---------------------
Less than $50,000.......       4.50%            4.71%                4.25%
$50,000 to $99,999......       4.00             4.17                 3.75
$100,000 to $249,999....       3.50             3.63                 3.25
$250,000 to $499,999....       2.50             2.56                 2.25
$500,000 to $999,999....       1.75             1.78                 1.50
$1,000,000 and over(1)..       None             None                 1.00(2)

-------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. However, Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may not withdraw more than 12% of the value of the Fund account under the Plan in the first year after purchase.
(2) Mitchell Hutchins pays 1% to PaineWebber.

Sales Charge Reductions and Waivers

Investors who are purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction, please refer to the chart above.

Investors may also qualify for a reduced sales charge when they combine their purchases with those of:

 . their spouses, parents or children under age 21;

 . their IRAs;

 . certain employee benefit plans, including 401(k) plans;

 . any company controlled by the investor;

 . trusts created by the investor;

 . Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of investors for the benefit of the investors' children; or

 . accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

 . is an employee, director, trustee or officer of

                                  ----------

                              Prospectus Page 11

-------------------------------------------------------------------------------
                              -------------------
                      PaineWebber Tax-Managed Equity Fund

 PaineWebber, its affiliates or any PaineWebber mutual fund;

 . is the spouse, parent or child of any of the above;

 . buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

 . was the investment executive's client at the competing brokerage firm;

 . within 90 days of buying Class A shares in the Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

 . the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

 . is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

 . is an employer establishing an employee benefit plan qualified under section
  401, including a salary reduction plan qualified under section 401(k), or section 403(b) of the Internal Revenue Code ("Code") (each a "qualified plan"). (This waiver is subject to minimum requirements, with respect to the number of employees and investment amount, established by Mitchell Hutchins. Currently, the plan must have 50 or more eligible employees and at least $1 million in plan assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

 . is a participant in the PaineWebber Members Only Program(TM). For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;

 . is a variable annuity offered only to qualified plans. For investments made pursuant to this waiver. Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

 . acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is waived;

 . acquires Class A shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund; or

 . acquires Class A shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that Fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

For more information on how to get any reduced sales charge, investors should contact a PaineWebber investment executive or a correspondent firm or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these sales charge reductions or waivers.

CLASS B SHARES

How Price Is Calculated: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the offering price (net asset value of the shares at the time of purchase) or the net asset value at the time of sale by the shareholder,

                                  ----------

                              Prospectus Page 12

-------------------------------------------------------------------------------
                              -------------------
                      PaineWebber Tax-Managed Equity Fund

whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

                                                            Percentage by which
  If the investor                                          the shares' net asset
sells shares within:                                       value is multiplied:
--------------------                                       ---------------------
1st year since purchase...................................            5%
2nd year since purchase...................................            4
3rd year since purchase...................................            3
4th year since purchase...................................            2
5th year since purchase...................................            2
6th year since purchase...................................            1
7th year since purchase...................................         None

Conversion of Class B Shares

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

Minimizing the Contingent Deferred Sales Charge

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming the investors are selling:

 . First, Class B shares owned through reinvested dividends and capital gain distributions; and

 . Second, Class B shares held in the portfolio the longest.

  Waivers of the Contingent Deferred Sales Charge

  The contingent deferred sales charge will not apply to:

 . sales of shares under the Fund's "Systematic Withdrawal Plan" (investors may withdraw annually no more than 12% of the value of the Fund account under the Plan);

 . a distribution from an IRA, a self-employed individual retirement plan
  ("Keogh Plan") or a custodial account under section 403(b) of the Code (after the investor reaches age 59 1/2);

 . a tax-free return of an excess IRA contribution;

 . a tax-qualified retirement plan distribution following retirement; or

 . Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

Investors must provide satisfactory information to PaineWebber or the Fund to seek any of these waivers.

CLASS C SHARES

How Price Is Calculated: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class
C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class C shares, 100% of their purchase is immediately invested. Class C shares never convert to any other class of shares.

A contingent deferred sales charge of 1% of the offering price (the net asset value of the shares at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on the Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gains will not be subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge. However, investors may not withdraw more than 12% of the value of the Fund account under the Plan in the first year after purchase.

CLASS Y SHARES

How Price Is Calculated: Eligible investors may purchase Class Y shares at the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to 12b-1 distribution or service fees.

                                  ----------

                              Prospectus Page 13

-------------------------------------------------------------------------------
                              -------------------
                      PaineWebber Tax-Managed Equity Fund


Limited Groups of Investors. Only the following investors are eligible to buy Class Y shares:

 . a participant in one of the PW Programs listed below when Class Y shares are purchased through that PW Program;

 . an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing System SM;

 . a qualified plan that has either

  5,000 or more eligible employees or

  $50 million or more in assets;

 . an investment company advised by PaineWebber or an affiliate of PaineWebber.

PACE Multi-Advisor Program: An investor who participates in the PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.

Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE Multi-Advisor Program.

-------------------------------------------------------------------------------

                               How to Buy Shares
-------------------------------------------------------------------------------

During an initial subscription period currently scheduled to end on December 11, 1998 ("Offering Period"), Class B, C and Y shares will be offered at a subscription price equal to the Fund's initial net asset value per share of $12.50, and Class A shares will be offered at that price plus any applicable initial sales charge. See "Flexible Pricing--Class A Shares." Payment of the purchase price must be made in the manner specified below. The Fund expects to commence investment operations shortly thereafter. After that date, the net asset value of Fund shares will fluctuate, and the price of Fund shares will be determined in the manner described above.

During the Offering Period, PaineWebber and selected dealers may obtain non-binding indications of interest prior to actually confirming any orders. Subscriptions for shares will be accepted through the last day of the Offering Period. To the extent that payment is made to PaineWebber or selected dealers prior to the Closing Date, such persons may benefit from the temporary use of those payment monies. The Fund reserves the right to withdraw, cancel or modify the offering of shares during the Offering Period without notice and reserves the right to refuse any order in whole or part, if the Fund determines that it is in its best interest.

Shares are purchased at the next share price calculated after the purchase order is received by PaineWebber's New York City headquarters or the Transfer Agent. Prices are calculated for each class of the Fund's shares once each Business Day, normally at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time). Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange is open for business.

The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or the Fund that they are eligible to purchase Class Y shares.

PaineWebber Clients

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber

                                  ----------
                              Prospectus Page 14

-------------------------------------------------------------------------------
                              -------------------
                      PaineWebber Tax-Managed Equity Fund

investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

Other Investors

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent (PFPC Inc.) by completing and signing an account application which you may obtain by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

Investors who are new to PaineWebber may complete and sign an account application and mail it along with a check. Investors may also open an account in person.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

 . mail an application with a check; or

 . open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Fund.

Minimum Investments

To open an account....................................................... $1,000
To add to an account..................................................... $  100

A Fund may waive or reduce these minimums for:

 . employees of PaineWebber or its affiliates; or

 . participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

 . transactions in Class A and Class Y shares made in certain investment programs.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Class A, B and C shares for shares of the same class of most other PaineWebber mutual funds. Class Y shares are not exchangeable. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange.

Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

 . Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

 . Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to the Transfer Agent. The letter of instruction must include:

 . the investor's name and address;

 . the Fund's name;

 . the Fund account number;

 . the dollar amount or number of shares to be sold; and

 . a guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when Class A, B or C shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. The Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the acquired shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those

                                  ----------

                              Prospectus Page 15

-------------------------------------------------------------------------------
                              -------------------
                      PaineWebber Tax-Managed Equity Fund


jurisdictions where the sale of the Fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon a 60-day notice. See the back cover of this Prospectus for a listing of other PaineWebber mutual funds.

-------------------------------------------------------------------------------

                              How to Sell Shares
-------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class (less any applicable contingent deferred sales charge) as next calculated after the order is received and accepted. Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time). Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day.

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, then Class B and last, Class Y.

If a shareholder wants to sell shares that were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through the Fund's Transfer Agent (PFPC Inc.) may sell shares by writing a "letter of instruction," as detailed in "How to Exchange Shares."

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to purchase back all Fund shares in any shareholder account with a net asset value of less than $500.

If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

-------------------------------------------------------------------------------

                                Other Services
-------------------------------------------------------------------------------

Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Fund's Class A, B and C shares:

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $1,000 through which the Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Fund account. Minimum balances and withdrawals vary according to the class of shares:

                                  ----------

                              Prospectus Page 16

-------------------------------------------------------------------------------
                              -------------------
                      PaineWebber Tax-Managed Equity Fund


 . Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

 . Class B shares. Minimum value of Fund shares is $20,000; minimum monthly, quarterly, semi-annual and annual withdrawals of $200, $400, $600 and $800, respectively.

Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. Investors may withdraw annually no more than 12% of the value of the Fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-Directed IRAs are available through PaineWebber in which purchases of PaineWebber funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of the Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

-------------------------------------------------------------------------------

                                  Management
-------------------------------------------------------------------------------

The Fund is governed by its board of trustees, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). As investment adviser and administrator, Mitchell Hutchins supervises all aspects of the Fund's operations and makes and implements all investment decisions for the Fund.

The board, as part of its overall management responsibility, oversee various organizations responsible for the day-to-day management of the Fund.

ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is a wholly owned asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On August 31, 1998, Mitchell Hutchins was adviser or sub-adviser of 32 investment companies with 68 separate portfolios and aggregate assets of approximately $38.9 billion.

In accordance with procedures adopted by the board, brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates and the Fund may pay fees to PaineWebber for its services as lending agent in their portfolio securities lending programs.

Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Mark A. Tincher and Christopher G. Altschul are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to March 1995, Mr. Tincher worked for Chase Manhattan Private Bank ("Chase") where he was a vice president. Mr. Tincher directed the U.S. funds management and equity research area at Chase, and oversaw the management of all Chase U.S. equity funds. Mr. Altschul is a first vice president of Mitchell Hutchins. He is currently responsible for the quantitative equity valuation model and has various analytical responsibilities. Prior to joining Mitchell Hutchins in April 1995, Mr. Altschul worked as an equity analyst at Chase. Upon his arrival at Mitchell Hutchins, Mr. Tincher formed the Mitchell Hutchins Equity Research Team. Each analyst on the Team focuses on different industries. As a result, the Team provides PaineWebber Stock Funds with more specialized knowledge of the various industries in which the Fund generally invest. The Equity Research Team is also assisted by members of Mitchell Hutchins' fixed

                                  ----------

                              Prospectus Page 17

-------------------------------------------------------------------------------
                              -------------------
                      PaineWebber Tax-Managed Equity Fund

income groups, who provide input on market outlook, interest rate forecasts and other considerations pertaining to domestic equity and fixed income investments.

MANAGEMENT FEES & OTHER EXPENSES

The Fund incurs various expenses in its operations, such as the management fee paid to Mitchell Hutchins, 12b-1 service and distribution fees, custody and transfer agency fees, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of its shares, taxes and governmental fees, fees and expenses of trustees, costs of obtaining insurance, expenses of printing and distributing shareholder materials and extraordinary expenses, including costs or losses in any litigation.

The Fund has agreed to pay Mitchell Hutchins a monthly fee for its advisory services at the annual rate of 0.75% of its average daily net assets.

The Fund has applied for exemptive relief to the SEC to permit its board to appoint or replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Fund's Class Y shares. Under distribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins:

 . Monthly service fees at the annual rate of up to 0.25% of the average daily net assets of each class of shares.

 . Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Mitchell Hutchins uses the service fees for Class A, B and C shares, primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of up to 0.25% of the aggregate investment amounts maintained in the Fund's Class A, Class B and Class C shares by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

 . Offset the commissions it pays to PaineWebber for selling the Fund's Class B and Class C shares, respectively.

 . Offset the Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from the Fund or investors at the time Class B or C shares are bought.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for Class A, Class B and Class C shares ("Distribution Contracts") specify that the Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Fund. Annually, the board reviews each Plan and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.


                                  ----------

                              Prospectus Page 18

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                              -------------------
                      PaineWebber Tax-Managed Equity Fund


                    Determining the Shares' Net Asset Value
-------------------------------------------------------------------------------

The net asset value of the Fund's shares fluctuates and is determined separately for each class, normally as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., Eastern time) each Business Day. The Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding. If trading on the NYSE is halted before 4:00 p.m., Eastern time, and trading on the NYSE will not resume again that day, the Fund's net asset value per share will be calculated at the time trading was halted.

The Fund values its assets based on their current market value when market quotations are readily available. If market quotations are not readily available, assets are valued at fair value as determined in good faith by or under the direction of the board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. It should be recognized that judgment plays a greater role in valuing below investment grade convertible securities in which the Fund may invest because there is less reliable, objective data available.

-------------------------------------------------------------------------------

                               Dividends & Taxes
-------------------------------------------------------------------------------

DIVIDENDS

The Fund pays an annual dividend from its net investment income and any net short-term capital gain. The Fund also annually distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. The Fund may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gain. If determined by the board to be in the best interests of the shareholders, the Fund may also make additional distributions of net investment income and any net short-term capital gain.

Dividends and other distributions paid on each class of shares of the Fund are calculated at the same time and in the same manner. Dividends on Class A, B and C shares are expected to be lower than those on its Class Y shares because the other shares have higher expenses resulting from their service fees and, in the case of Class B and Class C shares, their distribution fees. Dividends on Class B and Class C shares are expected to be lower than those on Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. Dividends on each class might be affected differently by the allocation of other class-specific expenses. See "General Information."

The Fund's dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to them by check or credited to their PaineWebber accounts, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application.

TAXES

The Fund intends to qualify for treatment as a regulated investment company under the Code so that it will not have to pay federal income tax on the part of its investment company taxable income and net capital gain that it distributes to its shareholders. Investment company taxable income generally consists

                                  ----------

                              Prospectus Page 19

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                              -------------------
                      PaineWebber Tax-Managed Equity Fund

of net investment income and net short-term capital gain (the excess of gains from the sale or exchange of capital assets held for not more than one year over losses from sales or exchanges thereof).

Dividends from the Fund's investment company taxable income (whether paid in cash or additional shares) are generally taxable to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or additional shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997, as modified by recent legislation, the maximum tax rate applicable to a non-corporate taxpayer's net capital gain recognized on capital assets held for more than one year is 20% (10% for taxpayers in the 15% marginal tax bracket).

Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions from the Fund.

YEAR-END TAX REPORTING

Following the end of each calendar year, the Fund notifies its shareholders of the amounts of dividends and capital gain distributions paid (or deemed paid) by the Fund that year and any portion of those dividends that qualifies for special tax treatment.

BACKUP WITHHOLDING

The Fund must withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

A shareholder's sale (redemption) of Fund shares may result in a taxable gain or loss. This depends upon whether the shareholder receives more or less than the adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if the Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells (redeems) or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

No gain or loss will be recognized to a shareholder as a result of conversion of Class B shares to Class A shares.

                                    * * * *

The foregoing only summarizes some of the important considerations affecting the Fund and its shareholders. See the Statement of Additional Information for further discussion. Prospective shareholders are urged to consult their tax advisers.

                                  ----------

                              Prospectus Page 20

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                              -------------------
                      PaineWebber Tax-Managed Equity Fund

--------------------------------------------------------------------------------

                              General Information
--------------------------------------------------------------------------------

ORGANIZATION

The Fund is a newly organized diversified series of PaineWebber Managed Investments Trust ("Trust"), an open-end management investment company that was formed on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts. The board has authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Shares of seven other series have been authorized.

SHARES

The shares of the Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class of shares of the Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Fund will affect the performance of those classes.

Each share of the Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the Fund. However, due to the differing expenses of the classes, dividends on the Fund's different classes of shares will differ.

VOTING RIGHTS

Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the trustees of the Trust. The shares of the Fund will be voted together except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to the class. The shares of each series of the Trust will be voted separately except where an aggregate vote of all series is required by law.

SHAREHOLDER MEETINGS

The Fund does not hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of 10% of the Trust's outstanding shares.

REPORTS TO SHAREHOLDERS

The Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information, which is incorporated herein by reference, is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as the Fund's custodian and recordkeeping agent. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

                                  ----------

                               Prospectus Page 21

                              ------------------
 ----------------------------------------------------------------------------


                      PaineWebber Tax-Managed Equity Fund
 Prospectus -- October 4, 1998 (As Revised October 23, 1998 and April 1, 1999)


--------------------------------------------------------------------------------


 . PaineWebber Funds of Funds     . PaineWebber Bond Funds

   Aggressive Portfolio             High Income Fund
   Moderate Portfolio               Investment Grade Income Fund
   Conservative Portfolio           Low Duration U.S. Government Income Fund
                                    Strategic Income Fund
                                    U.S. Government Income Fund

 . PaineWebber
   AssetAllocation Funds

   Balanced Fund                  . PaineWebber Tax-Free Bond Funds
   Tactical Allocation Fund
                                    California Tax-Free Income Fund
                                    Municipal High Income Fund
                                    National Tax-Free Income Fund
 . PaineWebber Stock Funds          New York Tax-Free Income Fund

   Financial Services
   Growth Fund
   Growth Fund
   Growth and Income Fund         . PaineWebber Global Funds
   Mid Cap Fund
   Small Cap Fund                    Asia Pacific Growth Fund
   Tax-Managed Equity Fund           Emerging Markets Equity Fund
   S&P 500 Index Fund                Global Equity Fund
   Utility Income Fund               Global Income Fund




                                   . PaineWebber Money Market Fund

 A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber invest-ment executive or correspondent firm. Please read it carefully before in-vesting. It is important you have all the information you need to make a sound investment decision.


(C) 1998 PaineWebber Incorporated

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